UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08985

Western Asset Corporate Loan Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877)-777-0102

Date of fiscal year end: September 30

Date of reporting period: March 31, 2017

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	March 31, 2017

WESTERN ASSET

CORPORATE LOAN

FUND INC. (TLI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital.

The Fund invests primarily in floating- or variable-rate collateralized senior loans to corporations, partnerships or other business entities operating in various industries and geographic regions.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Corporate Loan Fund Inc. for the six-month reporting period ended March 31, 2017. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

April 28, 2017

II	Western Asset Corporate Loan Fund Inc.

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the six months ended March 31, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that third quarter 2016 U.S. gross domestic product (“GDP”)i growth was 3.5%, the strongest reading in two years. Fourth quarter 2016 GDP growth then moderated to 2.1%. Finally, the U.S. Department of Commerce’s initial reading for first quarter 2017 GDP growth — released after the reporting period ended — was 0.7%. The deceleration in growth reflected downturns in personal consumption expenditures, private inventory investment and state and local government spending.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on March 31, 2017, the unemployment rate was 4.5%, as reported by the U.S. Department of Labor. This was the lowest unemployment rate since May 2007. The percentage of longer-term unemployed also declined over the period. In March 2017, 23.3% of Americans looking for a job had been out of work for more than six months, versus 25.2% when the period began.

Western Asset Corporate Loan Fund Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (the “Fed”)ii respond to the economic environment?

A. Looking back, after an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Fed increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting in mid-December 2016. On December 14, 2016, the Fed raised rates to a range between 0.50% and 0.75%.

After holding rates steady at its meeting that concluded on February 1, 2017, the Fed raised rates to a range between 0.75% and 1.00% at its meeting that concluded on March 15, 2017. At that time the Fed said, “The Committee expects that economic conditions will evolve in a manner that will warrant gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run. However, the actual path of the federal funds rate will depend on the economic outlook as informed by incoming data.”

Q. Did Treasury yields trend higher or lower during the reporting period?

A. Treasury yields moved sharply higher after the November 2016 U.S. elections given expectations for improving growth and higher inflation. All told, short- and long-term Treasury yields moved higher overall during the six months ended March 31, 2017. Two-year Treasury yields began the reporting period at 0.77%, their low for the period, and ended the period at 1.27%. Their peak of 1.40% took place on March 13 and March 14, 2017. Ten-year Treasury yields began the reporting period at 1.60%, their low for the period, and ended the period at 2.40%. Their peak of 2.62% occurred on March 13, 2017.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors posted mixed results during the reporting period. Performance fluctuated with investor sentiment given signs of generally modest global growth, questions regarding future Fed monetary policy, the aforementioned U.S. elections and several geopolitical issues. The broad U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Indexiv, returned -2.18% during the six months ended March 31, 2017. Within the U.S. bond market, lower rated corporate bonds generated the best returns during the reporting period.

Performance review

For the six months ended March 31, 2017, Western Asset Corporate Loan Fund Inc. returned 5.49% based on its net asset value (“NAV”)v and 9.54% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the S&P/LSTA Performing Loan Indexvi and the Lipper Loan Participation Closed-End Funds Category Averagevii returned 3.53% and 4.77%, respectively, for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

IV	Western Asset Corporate Loan Fund Inc.

During this six-month period, the Fund made distributions to shareholders totaling $0.44 per share. As of March 31, 2017, the Fund estimates that all of the distributions were sourced from net investment income.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of March 31, 2017. Past performance is no guarantee of future results.

Performance Snapshot as of March 31, 2017 (unaudited)
Price Per Share	6-Month Total Return**
$11.73 (NAV)	5.49	%†
$11.28 (Market Price)	9.54	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “TLI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XTLIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Corporate Loan Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and

Chief Executive Officer

April 28, 2017

*	These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com (click on the name of the Fund).

Western Asset Corporate Loan Fund Inc.	V

Investment commentary (cont’d)

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund. The Fund invests in fixed-income securities which are subject to credit risks, including the risk of nonpayment of scheduled interest or loan payments, which could lower the Fund’s value. The Fund can normally be expected to have less significant interest rate related fluctuations in its NAV than investment companies investing primarily in fixed rate fixed-income securities (other than money market funds) because the floating or variable rate collateralized senior loans in which the Fund invests float in response to changes in prevailing market interest rates. Because floating or variable interest rates on collateralized senior loans reset periodically, however, there can be some, typically short term, dislocation between prevailing market interest rates and the interest rates paid on the Fund’s collateralized senior loans. Accordingly, the Fund’s NAV may experience related fluctuations from time to time. Similarly, a sudden and extreme increase in prevailing interest rates may cause a decline in the Fund’s NAV. The Fund may invest in foreign securities which are subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions, which could increase volatility. High-yield lower-rated securities (commonly known as “junk bonds”), involve greater credit and liquidity risks than investment grade securities.

Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may make investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

VI	Western Asset Corporate Loan Fund Inc.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vi

The S&P/LSTA Performing Loan Index is a sub-index of the S&P/LSTA Leveraged Loan Index (LLI) and it is all loans excluding those in payment default. The S&P/LSTA Leveraged Loan Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included represent a broad cross section of leveraged loans syndicated in the U.S., including dollar denominated loans to overseas issuers. The market value return component of the Index is based on secondary market pricing received from dealers.

vii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended March 31, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 37 funds in the Fund’s Lipper category.

Western Asset Corporate Loan Fund Inc.	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of March 31, 2017 and September 30, 2016. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

*	Represents less than 0.1%.

Western Asset Corporate Loan Fund Inc. 2017 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — March 31, 2017

Total Spread Duration
TLI	— 2.22 years
Benchmark	— 1.89 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— S&P/LSTA Performing Loan Index
TLI	— Western Asset Corporate Loan Fund Inc.
EM	— Emerging Markets
HY	— High Yield

2	Western Asset Corporate Loan Fund Inc. 2017 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — March 31, 2017

Total Effective Duration
TLI	— 0.70 years
Benchmark	— 0.25 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— S&P/LSTA Performing Loan Index
TLI	— Western Asset Corporate Loan Fund Inc.
EM	— Emerging Markets
HY	— High Yield

Western Asset Corporate Loan Fund Inc. 2017 Semi-Annual Report	3

Schedule of investments (unaudited)

March 31, 2017

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Senior Loans — 128.4%
Basic Industry (a)(b) — 4.5%
Atlas Iron Ltd., Capex Term Loan B	5.580%	5/6/21	$622,293	$600,513	(c)
Essar Steel Algoma Inc., Term Loan	7.500%	8/9/19	643,500	254,182	*(c)(d)
Foresight Energy LLC, 2017 First Lien Term Loan	—	3/10/24	1,030,000	996,525	(c)(e)
Murray Energy Corp., Term Loan B2	8.397%	4/16/20	896,752	870,597
Phibro Animal Health Corp., Term Loan B	4.000%	4/16/21	583,500	585,506
PQ Corp., 2016 USD Term Loan	5.289%	11/4/22	1,612,833	1,631,842
Westmoreland Coal Co., Term Loan B	7.647%	12/16/20	383,092	355,318	(c)
Total Basic Industry				5,294,483
Capital Goods (a)(b) — 10.0%
American Builders & Contractors Supply Co. Inc., Term Loan B	3.732%	10/31/23	539,607	542,642
Berry Plastics Group Inc., Term Loan I	3.482-3.524%	10/1/22	710,792	717,067
Berry Plastics Group Inc., Term Loan J	3.524%	1/19/24	280,000	282,275
BWAY Holding Co., 2016 Term Loan B	4.750-6.750%	8/14/23	1,251,571	1,251,907
BWAY Holding Co., 2017 Term Loan B	—	3/22/24	1,030,000	1,029,356	(e)
Casella Waste Systems Inc., Term Loan B	4.000%	10/17/23	768,075	775,276	(e)
Coinstar LLC, 1st Lien Term Loan	5.250%	9/27/23	265,665	268,529
Coinstar LLC, Second Lien Term Loan	9.750%	9/27/24	290,000	292,900	(c)
Coveris Holdings SA, 2015 Term Loan B1	4.647%	5/8/19	664,083	667,819
Flex Acquisition Co. Inc., First Lien Term Loan	4.250%	12/29/23	480,000	484,050
GYP Holdings III Corp., Add On First Lien Term Loan	4.539%	4/1/21	801,110	806,117
Printpack Holdings Inc., 2016 Term Loan	4.000%	7/26/23	801,865	809,383
Quikrete Holdings Inc., 2016 First Lien Term Loan	4.232%	11/15/23	718,200	726,579
Reynolds Group Holdings Inc., USD 2017 Term Loan	3.982%	2/5/23	238,802	240,070
STS Operating Inc., Term Loan	4.772%	2/12/21	552,822	546,948
TransDigm Inc., Term Loan D	—	6/4/21	458,821	458,486	(e)
Ventia Deco LLC, 2016 Term Loan B	4.662%	5/21/22	354,198	356,854	(c)
WP CPP Holdings LLC, New Second Lien Term Loan	8.789%	4/30/21	492,500	448,175	(c)
WP CPP Holdings LLC, Term Loan B3	4.539%	12/28/19	940,805	899,645
Total Capital Goods				11,604,078
Communications (a)(b) — 17.2%
Ancestry.com Operations Inc., 2017 First Lien Term Loan	4.250%	10/19/23	940,500	950,297
Ancestry.com Operations Inc., Second Lien Term Loan	9.270%	10/19/24	1,030,000	1,060,042
CBS Radio Inc., Term Loan B	4.525%	10/17/23	596,086	602,494
Charter Communications Operating LLC, 2016 Term Loan I Add	3.232%	1/15/24	712,800	717,206
Checkout Holding Corp., First Lien Term Loan	4.500%	4/9/21	257,850	238,511

See Notes to Financial Statements.

4	Western Asset Corporate Loan Fund Inc. 2017 Semi-Annual Report

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Communications — continued
CSC Holdings LLC, 2016 Term Loan	3.943%	10/11/24	$505,313	$505,102
Intelsat Jackson Holdings SA, Term Loan B2	3.887%	6/30/19	966,171	952,886
Level 3 Financing Inc., 2017 Term Loan B	3.304%	2/22/24	920,000	922,070
Lions Gate Entertainment Corp., 2016 First Lien Term Loan	3.982%	12/8/23	768,000	773,180
McGraw-Hill Global Education Holdings LLC, 2016 Term Loan B	5.000%	5/4/22	374,108	370,756
Numericable Group SA, USD Term Loan B11	—	6/21/25	600,000	598,650	(e)
Numericable U.S. LLC, USD Term Loan B7	5.289%	1/15/24	1,111,600	1,118,686
Rentpath Inc., First Lien Term Loan	6.250%	12/17/21	1,686,992	1,663,796
Sprint Communications Inc., First Lien Term Loan B	3.500%	2/2/24	2,310,000	2,313,368
Telenet International Finance Sarl, USD Term Loan AF	3.912%	1/31/25	740,000	744,336
Telesat Canada, Term Loan B4	4.150%	11/17/23	1,542,260	1,556,911
Univision Communications Inc., Term Loan C5	3.750%	3/15/24	895,839	890,660
UPC Financing Partnership, USD Term Loan AP	3.662%	4/15/25	1,420,000	1,426,213
Windstream Services, LLC, Repriced Term Loan B6	4.950%	3/29/21	966,970	977,648
Ziggo Secured Finance Partnership, USD Term Loan E	3.412%	4/15/25	1,680,000	1,681,799
Total Communications				20,064,611
Consumer Cyclical (a)(b) — 29.6%
1011778 B.C. Unlimited Liability Co., Term Loan B3	3.250-3.397%	2/16/24	1,656,546	1,662,241
Academy Ltd., 2015 Term Loan B	5.024-5.147%	7/1/22	1,270,102	949,137
Affinity Gaming LLC, Initial Term Loan	4.524%	7/1/23	517,645	521,285
American Axle & Manufacturing Inc., Term Loan B	—	3/8/24	540,000	541,575	(e)
AP NMT Acquisition BV, USD First Lien Term Loan	6.750%	8/13/21	393,509	354,945
AP NMT Acquisition BV, USD Second Lien Term Loan	10.000%	8/13/22	50,000	35,677
Aristocrat Leisure Ltd., 2017 Term Loan B	3.143%	10/20/21	607,377	611,885
Bass Pro Group LLC, 2015 Term Loan B	4.352%	6/5/20	986,839	973,270	(e)
Bass Pro Group LLC, Asset Sale Term Loan	5.897%	6/9/18	580,000	582,175
Bass Pro Group LLC, Term Loan B	6.147%	12/16/23	810,000	782,325
Boyd Gaming Corp., 2017 Term Loan B2	—	3/6/24	712,597	716,605	(e)
Brickman Group Ltd. LLC, First Lien Term Loan	4.000-4.022%	12/18/20	867,417	871,619
Caesars Entertainment Resort Properties LLC, Term Loan B	7.000%	10/11/20	1,319,904	1,332,141
Caesars Growth Properties Holdings LLC, Term Loan	6.250%	5/8/21	491,555	494,627
CCM Merger Inc., New Term Loan B	4.232%	8/8/21	875,897	882,466	(c)
CEC Entertainment Inc., Term Loan B	4.000%	2/14/21	1,005,890	1,000,861
CityCenter Holdings LLC, Term Loan B	3.732%	10/16/20	778,035	787,955
Crossmark Holdings Inc., First Lien Term Loan	4.647%	12/20/19	426,543	326,305	(c)
CS Intermediate Holdco 2 LLC, 2016 Term Loan B	3.897%	10/26/23	162,792	164,623

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2017 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

March 31, 2017

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Consumer Cyclical — continued
CWGS Group LLC, 2016 Term Loan	4.604%	11/8/23	$1,436,400	$1,447,173
Dollar Tree Inc., Term Loan B2	4.250%	7/6/22	260,000	263,491
Eldorado Resorts LLC, 2017 Term Loan B	—	3/13/24	790,000	792,962	(e)
Equinox Holdings Inc., 2017 Second Lien Term Loan	8.000%	3/3/25	630,000	640,894
Equinox Holdings Inc., 2017 Term Loan B	4.250%	3/3/24	1,160,000	1,170,150
Fitness International LLC, Term Loan B	6.000%	7/1/20	1,561,498	1,576,137
Four Seasons Holdings Inc., New First Lien Term Loan	4.147%	11/30/23	165,554	167,638
Garda World Security Corp., Delayed Draw Term Loan	4.000%	11/6/20	36,115	36,277
Garda World Security Corp., New Term Loan B	4.000%	11/6/20	395,058	396,835
Gateway Casinos & Entertainment Ltd., Term Loan B1	4.800%	2/22/23	630,000	637,481
Geo Group Inc., 2017 Term Loan B	—	3/17/24	560,000	562,450	(e)
Greektown Holdings LLC, 2017 Term Loan B	—	3/21/24	510,000	510,213	(e)
Hilton Worldwide Finance LLC, Term Loan B2	2.982%	10/25/23	348,503	351,806
J.C. Penney Corp. Inc., 2016 Term Loan B	—	6/23/23	268,797	267,495	(e)
KAR Auction Services Inc., Term Loan B3	4.500%	3/9/23	266,103	269,637
La Quinta Intermediate Holdings LLC, Term Loan B	3.772%	4/14/21	827,609	834,065
Leslie’s Poolmart Inc., 2016 Term Loan	4.774%	8/16/23	1,014,900	1,020,398
Match Group Inc., Term Loan B1	4.097%	11/16/22	131,250	135,516	(c)
Mohegan Tribal Gaming Authority, 2016 Term Loan B	5.500%	9/28/23	831,057	836,251
Monitronics International Inc., Term Loan B2	6.647%	9/30/22	1,195,366	1,210,682
Neiman Marcus Group Ltd. LLC, 2020 Term Loan	4.250%	10/25/20	306,006	247,005
Petco Animal Supplies Inc., 2017 Term Loan B	4.287%	1/26/23	292,666	276,752
PetSmart Inc., Term Loan B	4.023%	3/11/22	934,462	896,149	(e)
Realogy Corp., 2017 Term Loan B	3.232%	7/20/22	422,379	425,969
Scientific Games International Inc., 2017 Term Loan B3	4.846-4.943%	10/1/21	1,383,240	1,402,116
Station Casinos LLC, 2016 Term Loan B	3.450%	6/8/23	734,450	738,030
TOMS Shoes LLC, Term Loan B	6.550%	10/28/20	1,541,848	1,048,457
Trans Union LLC, Term Loan B2	3.482%	4/9/23	761,707	768,562
UFC Holdings LLC, First Lien Term Loan	4.250%	8/18/23	706,450	711,433
UFC Holdings LLC, Second Lien Term Loan	8.500%	8/18/24	830,000	848,675
World Triathlon Corp., Term Loan	5.397%	6/26/21	467,409	467,409	(c)
Total Consumer Cyclical				34,549,825
Consumer Non-Cyclical (a)(b) — 26.9%
Access CIG LLC, First Lien Term Loan	6.056-8.000%	10/18/21	1,320,098	1,327,798
Acosta Holdco Inc., 2015 Term Loan B	4.285%	9/26/21	945,629	889,364	(e)
AdvancePierre Foods Inc., 2016 Term Loan	4.000%	6/2/23	834,710	845,230
Air Medical Group Holdings Inc., Term Loan B	4.250%	4/28/22	1,689,900	1,691,308
Akorn Inc., Term Loan B	5.250%	4/16/21	967,428	979,521	(c)

See Notes to Financial Statements.

6	Western Asset Corporate Loan Fund Inc. 2017 Semi-Annual Report

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Consumer Non-Cyclical — continued
Albertsons LLC, USD 2016 Term Loan B4	3.982%	8/22/21	$179,101	$180,183
Anchor Hocking LLC, Exit Term Loan	10.064%	6/4/18	435,642	431,285	(c)
BioScrip Inc., Delayed Draw Term Loan	9.250%	7/31/20	106,952	105,816
BioScrip Inc., Term Loan B	9.250%	7/31/20	182,380	180,442
Candy Intermediate Holdings Inc., 2016 Term Loan	5.647%	6/15/23	803,925	787,846	(c)
Catalent Pharma Solutions Inc., USD Term Loan B	3.750%	5/20/21	277,440	280,793
CHG Healthcare Services Inc., Term Loan B	4.750%	6/7/23	792,000	800,786
CSM Bakery Solutions LLC, First Lien Term Loan	5.000%	7/3/20	836,402	789,877
CSM Bakery Solutions LLC, Second Lien Term Loan	8.760%	7/3/21	1,090,000	947,392
Curo Health Services Holdings Inc., 2015 First Lien Term Loan	5.789%	2/7/22	1,421,009	1,429,298
DaVita HealthCare Partners Inc., Term Loan B	3.732%	6/24/21	486,250	492,544
Dell Inc., Term Loan A2	3.240%	9/7/21	950,000	951,866
DJO Finance LLC, 2015 Term Loan	4.250%	6/8/20	3,146	3,062
Dole Food Co. Inc., 2017 Term Loan B	—	3/16/24	310,000	312,325	(e)
DPx Holdings BV, 2014 USD Incremental Term Loan	4.397%	3/11/21	1,256,794	1,260,273
Envision Healthcare Corp., 2016 Term Loan B	4.150%	12/1/23	837,900	847,326
Greatbatch Ltd., 2017 Term Loan B	4.500%	10/27/22	927,249	929,451
Hearthside Group Holdings LLC, 2017 Replacement Term Loan	4.000%	6/2/21	320,925	323,332	(c)
Immucor Inc., REFI Term Loan B2	5.000%	8/17/18	1,350,051	1,336,888
Jaguar Holding Co. II, 2015 Term Loan B	4.250-4.397%	8/18/22	1,397,446	1,403,734
KIK Custom Products Inc., 2015 Term Loan B	5.653%	8/26/22	805,439	814,752
Lantheus Medical Imaging Inc., 2017 Term Loan	—	6/30/22	760,000	762,850	(c)(e)
Libbey Glass Inc., Term Loan B	3.854%	4/9/21	119,039	119,832
Medical Depot Holdings Inc., First Lien Term Loan	6.500%	1/3/23	884,438	858,435	(c)
RadNet Inc., Reprice Term Loan	4.280-6.250%	6/30/23	1,166,743	1,176,222
Radnet Management Inc., Second Lien Term Loan	8.151%	3/25/21	1,316,000	1,325,870	(c)
RPI Finance Trust, Term Loan B6	3.153%	3/7/23	600,000	602,518
ServiceMaster Co., 2016 Term Loan B	3.482%	11/8/23	1,157,100	1,165,411
Shearer’s Foods Inc., First Lien Term Loan	5.084%	6/30/21	117,000	117,049
Shearer’s Foods Inc., Second Lien Term Loan	7.897%	6/30/22	590,000	576,725	(c)
Spencer Gifts LLC, Term Loan B1	5.250%	6/29/22	580,792	474,798	(c)
Sterigenics-Nordion Holdings LLC, 2015 Term Loan B	4.397%	5/15/22	868,661	871,918
USAGM HoldCo LLC, 2016 Incremental Delayed Draw Term Loan	5.500%	7/28/22	73,104	73,707
USAGM HoldCo LLC, 2016 Incremental Term Loan	5.500%	7/28/22	626,850	632,022
Valeant Pharmaceuticals International Inc., Term Loan B F1	5.570%	4/1/22	1,519,440	1,525,349

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2017 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

March 31, 2017

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Consumer Non-Cyclical — continued
Vizient Inc., 2016 Term Loan B	5.000%	2/13/23	$706,082	$713,731
Total Consumer Non-Cyclical				31,338,929
Electric (a)(b) — 8.9%
Chief Power Finance LLC, Term Loan B	5.750%	12/31/20	1,284,722	1,043,837
EIF Channelview Cogeneration LLC, Term Loan B	4.250%	5/8/20	256,530	245,307
Empire Generating Co., LLC, Term Loan B	5.290%	3/14/21	710,401	708,921
Empire Generating Co., LLC, Term Loan C	5.290%	3/14/21	66,783	66,616
Energy Future Intermediate Holding Co., LLC, 2016 DIP Term Loan	4.304%	6/30/17	1,400,000	1,401,166
Exgen Texas Power LLC, Term Loan B	5.897%	9/16/21	848,008	536,365
Green Energy Partners/Stonewall LLC, Term Loan B1	6.647%	11/13/21	430,000	421,400	(c)
Helix Gen Funding LLC, Term Loan B	—	2/23/24	360,000	365,513	(e)
Moxie Patriot LLC, Term Loan B1	6.897%	12/19/20	650,169	638,791	(c)
NRG Energy Inc., 2016 Term Loan B	3.232%	6/30/23	661,005	664,475
Panda Temple II Power LLC, New Term Loan B	7.250%	4/3/19	691,250	607,436
Panda Temple Power LLC, 2015 Term Loan B	7.250%	3/4/22	1,071,711	910,954	(c)
Terra-Gen Finance Co., LLC, Term Loan B	5.250%	12/9/21	331,647	311,748	(c)
TEX Operations Co., LLC, Exit Term Loan B	3.732%	8/4/23	998,959	997,711
TEX Operations Co., LLC, Exit Term Loan C	3.732%	8/4/23	228,404	228,118
TPF II Power LLC, Term Loan B	5.000%	10/2/21	1,012,935	1,021,693
Vistra Operations Co., LLC, 2016 Term Loan B2	4.193%	12/14/23	239,400	240,223
Total Electric				10,410,274
Electronics/Electric (a)(b) — 2.0%
First Data Corp., 2016 USD Term Loan	3.984%	3/24/21	1,858,380	1,874,641
First Data Corp., USD 2016 Repriced Term Loan	3.984%	7/10/22	466,477	470,785
Total Electronics/Electric				2,345,426
Energy — 4.1%
Chesapeake Energy Corp., Term Loan	8.553%	8/23/21	570,000	608,297	(a)(b)
Expro FinServices Sarl, Term Loan	5.750%	9/2/21	696,995	560,210	(a)(b)
Hercules Offshore Inc. (wind-down lender claim)	—	—	157,903	130,270	(c)
Houston Fuel Oil Co., LLC, Term Loan B	4.400%	8/19/21	555,750	555,750	(a)(b)(c)
KCA Deutag U.S. Finance LLC, Term Loan	6.807%	5/15/20	879,075	839,517	(a)(b)(c)
Magnum Hunter Resources Inc., Exit Term Loan	8.000%	5/6/19	42,522	42,735	(a)(b)(c)(f)
MEG Energy Corp., 2017 Term Loan B	4.540%	12/31/23	1,270,000	1,272,381	(a)(b)
Pacific Drilling SA, Term Loan B	4.625%	6/3/18	1,412,200	654,319	(a)(b)
Paragon Offshore Finance Co., Term Loan B	5.750%	7/18/21	276,500	108,699	(a)(b)
Total Energy				4,772,178

See Notes to Financial Statements.

8	Western Asset Corporate Loan Fund Inc. 2017 Semi-Annual Report

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Financial Other (a)(b) — 1.3%
Flying Fortress Inc., New Term Loan	3.397%	4/30/20	$900,000	$908,344
PGX Holdings Inc., First Lien Term Loan	6.250%	9/29/20	614,611	617,108
Total Financial Other				1,525,452
Industrial Other (a)(b) — 6.7%
Allflex Holdings III Inc., New First Lien Term Loan	4.583%	7/20/20	858,850	865,291
Allflex Holdings III Inc., New Second Lien Term Loan	8.000%	7/19/21	890,000	891,854
Laureate Education Inc., 2016 Term Loan	8.509%	3/17/21	1,740,187	1,758,948
Lineage Logistics Holdings LLC, 2014 Term Loan	4.500%	4/7/21	1,495,492	1,500,166	(c)
Nord Anglia Education Finance LLC, Term Loan	4.554%	3/31/21	1,499,952	1,516,359
Prime Security Services Borrower LLC, 2016 First Lien Term Loan	4.250%	5/2/22	1,226,925	1,239,632
Total Industrial Other				7,772,250
Insurance (a)(b) — 1.0%
MPH Acquisition Holdings LLC, 2016 Term Loan B	4.897%	6/7/23	1,203,977	1,220,657
Leisure (a)(b) — 0.9%
Landry’s Inc., 2016 Term Loan B	4.039-4.230%	10/4/23	1,027,200	1,037,380
Oil & Gas (a)(b) — 1.0%
Party City Holdings Inc., 2016 Term Loan	3.860-4.030%	8/19/22	1,153,580	1,152,447
Property & Real Estate (a)(b) — 0.9%
Communications Sales & Leasing Inc., 2017 Term Loan B	4.000%	10/24/22	1,051,348	1,050,686
Radio and Television (a)(b) — 0.9%
Michaels Stores Inc., 2016 Term Loan B1	3.750%	1/30/23	1,021,998	1,019,869
Technology (a)(b) — 4.7%
Change Healthcare Holdings Inc., 2017 Term Loan B	3.750%	3/1/24	1,670,000	1,674,871
CompuCom Systems Inc., REFI Term Loan B	4.250%	5/9/20	853,968	717,689
Donnelley Financial Solutions Inc., Term Loan B	5.000%	9/30/23	197,143	199,154
Infinity Acquisition LLC, New Term Loan B	4.397%	8/6/21	1,252,238	1,245,194
ON Semiconductor Corp., Incremental Term Loan	4.232%	3/31/23	488,775	492,004
Western Digital Corp., 2017 USD Term Loan B	3.732%	4/29/23	502,211	506,370
Xerox Business Services LLC, USD Term Loan B	6.334%	12/7/23	598,500	607,104
Total Technology				5,442,386
Transportation (a)(b) — 7.8%
Air Canada, 2016 Term Loan B	3.755%	10/6/23	390,000	394,680
American Airlines Inc., 2016 USD Term Loan B	3.412%	12/14/23	543,200	544,558
American Airlines Inc., 2017 Term Loan B	3.137%	6/26/20	513,150	513,792
American Airlines Inc., Repriced TL B	3.482%	4/28/23	360,000	361,325
Avolon TLB Borrower 1 (Luxembourg) Sarl, Term Loan B2	3.759%	3/20/22	1,820,000	1,847,553

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2017 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

March 31, 2017

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Transportation — continued
Commercial Barge Line Co., 2015 First Lien Term Loan	9.750%	11/12/20	$1,235,000	$1,148,550	(c)
Hertz Corp., 2016 Term Loan B	3.740%	6/30/23	1,736,875	1,742,167
Syncreon Global Finance (U.S.) Inc., Term Loan B	5.250%	10/28/20	1,581,991	1,433,679
United Airlines Inc., 2017 Term Loan B	—	3/21/24	530,000	532,485	(e)
XPO Logistics Inc., 2017 Term Loan B	3.250%	11/1/21	540,257	542,668
Total Transportation				9,061,457
Total Senior Loans (Cost — $151,045,782)				149,662,388
Corporate Bonds & Notes — 18.8%
Consumer Discretionary — 5.4%
Auto Components — 0.2%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	200,000	196,750	(g)
Diversified Consumer Services — 1.9%
Prime Security Services Borrower LLC/Prime Finance Inc., Secured Notes	9.250%	5/15/23	2,000,000	2,197,500	(g)
Media — 3.3%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	280,000	282,100	(g)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	3.579%	7/23/20	360,000	370,590
SFR Group SA, Senior Secured Bonds	6.250%	5/15/24	200,000	202,000	(g)
SFR Group SA, Senior Secured Notes	7.375%	5/1/26	775,000	801,156	(g)
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	8/15/26	2,200,000	2,238,500	(g)
Total Media				3,894,346
Total Consumer Discretionary				6,288,596
Energy — 3.9%
Energy Equipment & Services — 0.7%
Ensco PLC, Senior Notes	8.000%	1/31/24	105,000	106,837
KCA Deutag UK Finance PLC, Senior Secured Notes	9.875%	4/1/22	680,000	698,700	(g)
Total Energy Equipment & Services				805,537
Oil, Gas & Consumable Fuels — 3.2%
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Secured Notes	11.500%	1/15/21	310,000	359,600	(g)
EP Energy LLC/Everest Acquisition Finance Inc., Secured Notes	8.000%	2/15/25	890,000	832,150	(g)
Magnum Hunter Resources Corp. Escrow	—	—	120,000	0	*(c)(f)(h)
NGPL PipeCo LLC, Senior Secured Notes	7.768%	12/15/37	720,000	810,000	(g)
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	480,000	447,600
Teine Energy Ltd., Senior Notes	6.875%	9/30/22	1,290,000	1,322,250	(g)
Total Oil, Gas & Consumable Fuels				3,771,600
Total Energy				4,577,137

See Notes to Financial Statements.

10	Western Asset Corporate Loan Fund Inc. 2017 Semi-Annual Report

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Financials — 1.5%
Consumer Finance — 0.6%
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	$90,000	$97,988
Navient Corp., Senior Notes	5.000%	10/26/20	470,000	470,000
Navient Corp., Senior Notes	6.125%	3/25/24	200,000	191,500
Total Consumer Finance				759,488
Thrifts & Mortgage Finance — 0.9%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	1,030,000	1,017,125	(g)
Total Financials				1,776,613
Health Care — 1.8%
Health Care Equipment & Supplies — 0.6%
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	810,000	710,775	(g)
Health Care Providers & Services — 0.7%
CHS/Community Health Systems Inc., Senior Secured Notes	6.250%	3/31/23	140,000	142,975
HCA Inc., Senior Secured Notes	5.250%	6/15/26	190,000	200,450
Tenet Healthcare Corp., Senior Secured Bonds	4.631%	6/15/20	230,000	232,300	(i)
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	160,000	160,000
Total Health Care Providers & Services				735,725
Pharmaceuticals — 0.5%
Valeant Pharmaceuticals International Inc., Senior Notes	6.750%	8/15/18	97,000	97,303	(g)
Valeant Pharmaceuticals International Inc., Senior Notes	5.875%	5/15/23	280,000	218,750	(g)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	6.500%	3/15/22	100,000	103,125	(g)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	7.000%	3/15/24	180,000	185,175	(g)
Total Pharmaceuticals				604,353
Total Health Care				2,050,853
Industrials — 1.7%
Aerospace & Defense — 0.7%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	750,000	750,000	(g)
Marine — 1.0%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,330,000	1,167,075	(g)
Total Industrials				1,917,075
Materials — 0.6%
Chemicals — 0.3%
Kissner Holdings LP/Kissner Milling Co., Ltd./BSC Holding Inc./Kissner USA, Senior Secured Notes	8.375%	12/1/22	380,000	392,350	(g)

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2017 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

March 31, 2017

Western Asset Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Containers & Packaging — 0.3%
BWAY Holding Co., Senior Secured Notes	5.500%	4/15/24	$320,000	$323,402	(g)
Total Materials				715,752
Real Estate — 0.6%
Equity Real Estate Investment Trusts (REITs) — 0.6%
Communications Sales & Leasing Inc., Senior Secured Notes	6.000%	4/15/23	360,000	374,400	(g)
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.250%	8/1/26	260,000	257,400
Total Real Estate				631,800
Telecommunication Services — 3.1%
Diversified Telecommunication Services — 1.6%
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	1,000,000	903,750
Intelsat Jackson Holdings SA, Senior Secured Notes	8.000%	2/15/24	680,000	722,500	(g)
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	200,000	203,000	(g)
Total Diversified Telecommunication Services				1,829,250
Wireless Telecommunication Services — 1.5%
Sprint Corp., Senior Notes	7.250%	9/15/21	650,000	703,300
Sprint Corp., Senior Notes	7.875%	9/15/23	1,000,000	1,110,000
Total Wireless Telecommunication Services				1,813,300
Total Telecommunication Services				3,642,550
Utilities — 0.2%
Independent Power and Renewable Electricity Producers — 0.2%
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	272,802	247,227
Total Corporate Bonds & Notes (Cost — $21,003,354)				21,847,603

			Shares
Common Stocks — 3.0%
Consumer Discretionary — 0.7%
Automobiles — 0.1%
Dayco Products LLC			4,912	159,640	(c)
Household Durables — 0.6%
EveryWare Global Inc.			84,519	633,893	*(c)
Total Consumer Discretionary				793,533
Energy — 1.2%
Oil, Gas & Consumable Fuels — 1.2%
Magnum Hunter Resources Corp.			45,573	505,860	*(c)(f)
SemGroup Corp., Class A Shares			24,938	897,768
Total Energy				1,403,628

See Notes to Financial Statements.

12	Western Asset Corporate Loan Fund Inc. 2017 Semi-Annual Report

Western Asset Corporate Loan Fund Inc.

Security†			Shares	Value
Materials — 1.1%
Metals & Mining — 0.9%
Atlas Iron Ltd.			45,391,139	$1,038,631	*
Paper & Forest Products — 0.2%
Verso Corp., Class A Shares			44,908	269,448	*
Total Materials				1,308,079
Total Common Stocks (Cost — $5,191,193)				3,505,240

		Expiration Date	Warrants
Warrants — 0.0%
Atlas Iron Ltd. (Cost — $0)		7/31/17	32,891,063	25,129	*
Total Investments before Short-Term Investments (Cost — $177,240,329)				175,040,360

	Rate		Shares
Short-Term Investments — 0.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $854,722)	0.634%		854,722	854,722
Total Investments — 150.9% (Cost — $178,095,051#)				175,895,082
Liabilities in Excess of Other Assets — (50.9)%				(59,365,972)
Total Net Assets — 100.0%				$116,529,110

†	Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses.

*	Non-income producing security.

(a)	Interest rates disclosed represent the effective rates on collateralized and uncollateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(b)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(c)	Security is valued using significant unobservable inputs.

(d)	The coupon payment on these securities is currently in default as of March 31, 2017.

(e)	All or a portion of this loan is unfunded as of March 31, 2017. The interest rate for fully unfunded term loans is to be determined.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(g)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(h)	Value is less than $1.

(i)	Variable rate security. Interest rate disclosed is as of the most recent information available.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2017 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

March 31, 2017

Western Asset Corporate Loan Fund Inc.

Abbreviations used in this schedule:
DIP	— Debtor-in-Possession
REFI	— Refinancing
Second Lien	— Subordinate Lien to First Lien

See Notes to Financial Statements.

14	Western Asset Corporate Loan Fund Inc. 2017 Semi-Annual Report

Statement of assets and liabilities (unaudited)

March 31, 2017

Assets:
Investments, at value (Cost — $178,095,051)	$175,895,082
Cash	410,861
Receivable for securities sold	5,839,776
Interest receivable	1,273,636
Prepaid expenses	10,211
Total Assets	183,429,566

Liabilities:
Loan payable (Note 5)	55,500,000
Payable for securities purchased	10,417,497
Distributions payable	720,431
Investment management fee payable	108,877
Interest payable	68,584
Directors’ fees payable	2,729
Accrued expenses	82,338
Total Liabilities	66,900,456
Total Net Assets	$116,529,110

Net Assets:
Common Stock par value ($0.001 par value; 9,936,907 shares issued and outstanding; 150,000,000 shares authorized)	$9,937
Paid-in capital in excess of par value	144,917,412
Undistributed net investment income	497,839
Accumulated net realized loss on investments	(26,696,109)
Net unrealized depreciation on investments	(2,199,969)
Total Net Assets	$116,529,110

Common Shares Outstanding	9,936,907

Net Asset Value	$11.73

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2017 Semi-Annual Report	15

Statement of operations (unaudited)

For the Six Months Ended March 31, 2017

Investment Income:
Interest	$4,878,763
Dividends	22,444
Total Investment Income	4,901,207

Expenses:
Investment management fee (Note 2)	670,071
Interest expense (Note 5)	383,579
Legal fees	62,187
Audit and tax fees	34,455
Excise tax (Note 1)	30,491
Shareholder reports	16,847
Directors’ fees	14,254
Transfer agent fees	12,250
Stock exchange listing fees	11,100
Commitment fees (Note 5)	10,283
Fund accounting fees	5,515
Insurance	1,266
Custody fees	564
Miscellaneous expenses	12,116
Total Expenses	1,264,978
Less: Fee waivers and/or expense reimbursements (Note 2)	(41,880)
Net Expenses	1,223,098
Net Investment Income	3,678,109

Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain From Investment Transactions	535,441
Change in Net Unrealized Appreciation (Depreciation) From Investments	2,026,033
Net Gain on Investments	2,561,474
Increase in Net Assets From Operations	$6,239,583

See Notes to Financial Statements.

16	Western Asset Corporate Loan Fund Inc. 2017 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended March 31, 2017 (unaudited) and the Year Ended September 30, 2016	2017	2016

Operations:
Net investment income	$3,678,109	$7,060,033
Net realized gain (loss)	535,441	(6,133,657)
Change in net unrealized appreciation (depreciation)	2,026,033	5,793,506
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	—	(394)
Increase in Net Assets From Operations	6,239,583	6,719,488

Distributions to Shareholders From (Note 1):
Net investment income	(4,322,196)	(8,644,248)
Decrease in Net Assets From Distributions to Shareholders	(4,322,196)	(8,644,248)

Fund Share Transactions:
Reinvestment of distributions (990 and 0 shares issued, respectively)	11,702	—
Increase in Net Assets From Fund Share Transactions	11,702	—
Increase (Decrease) in Net Assets	1,929,089	(1,924,760)

Net Assets:
Beginning of period	114,600,021	116,524,781
End of period*	$116,529,110	$114,600,021
*Includes undistributed net investment income of:	$497,839	$1,141,926

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2017 Semi-Annual Report	17

Statement of cash flows (unaudited)

For the Six Months Ended March 31, 2017

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$6,239,583
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(63,204,657)
Sales of portfolio securities	54,995,674
Net purchases, sales and maturities of short-term investments	24,783
Net amortization of premium (accretion of discount)	(231,885)
Increase in receivable for securities sold	(3,929,731)
Decrease in interest receivable	130,297
Increase in prepaid expenses	(133)
Increase in payable for securities purchased	5,717,595
Increase in investment management fee payable	8,785
Decrease in Directors’ fees payable	(1,515)
Increase in interest payable	22,343
Decrease in accrued expenses	(90,973)
Net realized gain on investments	(535,441)
Change in net unrealized appreciation (depreciation) of investments	(2,026,033)
Net Cash Used in Operating Activities*	(2,881,308)

Cash Flows From Financing Activities:
Distributions paid on common stock	(3,590,063)
Increase in loan payable	7,000,000
Decrease in due to custodian	(117,768)
Net Cash Provided by Financing Activities	3,292,169
Net Increase in Cash	410,861
Cash at Beginning of Period	—
Cash at End of Period	$410,861

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$11,702

*	Included in operating expenses is cash of $381,376 paid for interest and commitment fees on borrowings.

See Notes to Financial Statements.

18	Western Asset Corporate Loan Fund Inc. 2017 Semi-Annual Report

Financial highlights

For a common share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:
	2017[1,2]	2016[1]	2015[1]	2014[1]	2013[1]	2012

Net asset value, beginning of period	$11.53	$11.73	$12.63	$12.87	$12.79	$11.72

Income (loss) from operations:
Net investment income	0.37	0.71	0.80	0.78	0.77	0.85
Net realized and unrealized gain (loss)	0.27	(0.04)	(1.17)	(0.15)	0.19	1.02
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	—	(0.00) [3]	(0.00) [3]	(0.00) [3]	(0.01)	(0.01)
Total income (loss) from operations	0.64	0.67	(0.37)	0.63	0.95	1.86

Less distributions from:
Net investment income	(0.44) [4]	(0.87)	(0.87)	(0.87)	(0.87)	(0.79)
Total distributions	(0.44)	(0.87)	(0.87)	(0.87)	(0.87)	(0.79)
Net increase from tender and repurchase of Auction Rate Cumulative Preferred Shares	—	—	0.34	—	—	—

Net asset value, end of period	$11.73	$11.53	$11.73	$12.63	$12.87	$12.79

Market price, end of period	$11.28	$10.70	$10.28	$11.55	$12.35	$13.41
Total return, based on NAV[5,6]	5.49%	6.36%	(0.27)%[7]	4.97%	7.61%	16.46%
Total return, based on Market Price[8]	9.54%	13.48%	(3.74)%	0.52%	(1.46)%	34.03%

Net assets end of period (millions)	$117	$115	$117	$126	$128	$127

Ratios to average net assets:[9]
Gross expenses	2.18%[10]	2.37%	1.95%	1.92%	1.93%	1.88%
Net expenses	2.11 [10,11]	2.29 [11]	1.88 [11]	1.84 [11]	1.86 [11]	1.88
Net investment income	6.34 [10]	6.36	6.50	6.04	5.96	6.86

Portfolio turnover rate	33%	45%	45%	63%	121%	68%

Supplemental data:
Auction Rate Cumulative Preferred Stock at Liquidation Value, End of Period (000s)	—	—	$875	$35,000	$35,000	$35,000
Asset Coverage Ratio for Auction Rate Cumulative Preferred Stock	—	—	305%[12]	292%[12,13]	295%[12,13]	294%[12,13]
Asset Coverage, Per $25,000 Liquidation Value per Share of Auction Rate Cumulative Preferred Stock	—	—	$76,220 [12]	$72,916 [12]	$73,812 [12]	$73,426 [12]
Loan Outstanding, End of Period (000s)	$55,500	$48,500	$56,000	$30,500	$30,500	$30,500
Asset Coverage Ratio for Loan Outstanding[14]	310%	336%	310%	626%	634%	631%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[14]	$3,100	$3,363	$3,096	$6,264 [13]	$6,341 [13]	$6,307 [13]
Weighted Average Loan (000s)	$51,610	$50,790	$34,730	$30,500	$30,500	$30,500
Weighted Average Interest Rate on Loan	1.49%	1.41%	1.18%	1.07%	1.14%	1.18%

See Notes to Financial Statements.

Western Asset Corporate Loan Fund Inc. 2017 Semi-Annual Report	19

Financial highlights (cont’d)

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2017 (unaudited).

[3]	Amount represents less than $0.005 per share.

[4]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]

The total return based on NAV reflects the impact of the tender and repurchase by the Fund of a portion of its Auction Rate Cumulative Preferred Shares at 90% of the per share liquidation preference. Absent this transaction, the total return based on NAV would have been -3.25%.

[8]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[9]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to auction rate cumulative preferred stockholders.

[10]	Annualized.

[11]	Reflects fee waivers and/or expense reimbursements.

[12]

Represents value of net assets plus the loan outstanding and auction rate cumulative preferred stock at the end of the period divided by the loan and auction rate cumulative preferred stock outstanding at the end of the period.

[13]	Added to conform to current period presentation.

[14]	Represents value of net assets plus the loan outstanding and auction rate cumulative preferred stock, if any, at the end of the period divided by the loan outstanding at the end of the period.

See Notes to Financial Statements.

20	Western Asset Corporate Loan Fund Inc. 2017 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Corporate Loan Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital. The Fund invests primarily in floating- or variable-rate collateralized senior loans to corporations, partnerships or other business entities operating in various industries and geographic regions.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments

Western Asset Corporate Loan Fund Inc. 2017 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

22	Western Asset Corporate Loan Fund Inc. 2017 Semi-Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Senior loans:
Basic industry	—	$3,087,945	$2,206,538		$5,294,483
Capital goods	—	10,506,149	1,097,929		11,604,078
Consumer cyclical	—	32,738,129	1,811,696		34,549,825
Consumer non-cyclical	—	24,818,267	6,520,662		31,338,929
Electric	—	8,127,381	2,282,893		10,410,274
Energy	—	3,203,906	1,568,272		4,772,178
Industrial other	—	6,272,084	1,500,166		7,772,250
Transportation	—	7,912,907	1,148,550		9,061,457
Other senior loans	—	34,858,914	—		34,858,914
Corporate bonds & notes:
Energy	—	4,577,137	0	*	4,577,137
Other corporate bonds & notes	—	17,270,466	—		17,270,466
Common stocks:
Consumer discretionary	—	—	793,533		793,533
Energy	$897,768	—	505,860		1,403,628
Materials	269,448	1,038,631	—		1,308,079
Warrants	—	25,129	—		25,129
Total long-term investments	1,167,216	154,437,045	19,436,099		175,040,360
Short-term investments†	854,722	—	—		854,722
Total investments	$2,021,938	$154,437,045	$19,436,099		$175,895,082

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

Western Asset Corporate Loan Fund Inc. 2017 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Senior Loans
Investments in Securities	Basic Industry	Capital Goods	Communications	Consumer Cyclical	Consumer Non- Cyclical	Electric
Balance as of September 30, 2016	$1,043,782	$2,403,183	$241,491	$1,193,663	$3,951,505	$3,531,043
Accrued premiums/discounts	3,817	1,003	92	953	7,706	1,998
Realized gain (loss)[1]	(1,818)	1	19	179	164	(34,270)
Change in unrealized appreciation (depreciation)[2]	588,552	54,279	2,985	15,145	44,082	124,255
Purchases	1,026,509	—	—	625,825	2,037,565	10,611
Sales	(454,304)	(4,207)	(6,075)	(22,157)	(13,014)	(1,213,997)
Transfers into Level 3[3]	—	—	—	1,208,771	1,364,572	638,791
Transfers out of Level 3[4]	—	(1,356,330)	(238,512)	(1,210,683)	(871,918)	(775,538)
Balance as of March 31, 2017	$2,206,538	$1,097,929	—	$1,811,696	$6,520,662	$2,282,893
Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2017[2]	$575,221	$5,070	—	$4,814	$41,937	$(24,637)

	Senior Loans				Corporate Bonds and Notes
Investments in Securities (cont’d)	Energy	Industrial Other	Technology	Transportation	Energy
Balance as of September 30, 2016	$1,624,682	$3,003,372	$231,438	$2,131,140	$0	*
Accrued premiums/discounts	1,233	5,722	62	1,275	—
Realized gain (loss)[1]	(14,679)	63	160	(1,330)	—
Change in unrealized appreciation (depreciation)[2]	154,533	22,788	$(799)	$(28,519)	—
Purchases	319,188	—	1,150	—	—
Sales	(516,685)	(15,421)	(32,857)	(2,102,566)	—
Transfers into Level 3[3]	—	—	—	1,148,550	—
Transfers out of Level 3[4]	—	(1,516,358)	(199,154)	—	—
Balance as of March 31, 2017	$1,568,272	$1,500,166	—	$1,148,550	$0	*
Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2017[2]	$154,533	$16,438	—	—	—

24	Western Asset Corporate Loan Fund Inc. 2017 Semi-Annual Report

	Common Stocks		Warrants
Investments in Securities (cont’d)	Consumer Discretionary	Energy			Total
Balance as of September 30, 2016	$747,102	—	$0	*	$20,102,401
Accrued premiums/discounts	—	—	—		23,861
Realized gain (loss)[1]	—	—	—		(51,511)
Change in unrealized appreciation (depreciation)[2]	46,431	—	25,129		1,048,861
Purchases	—	—	—		4,020,848
Sales	—	—	—		(4,381,283)
Transfers into Level 3[3]	—	$505,860	—		4,866,544
Transfers out of Level 3[4]	—	—	(25,129)		(6,193,622)
Balance as of March 31, 2017	$793,533	$505,860	—		$19,436,099
Net change in unrealized appreciation (depreciation) for investments in securities still held March 31, 2017[2]	$46,431	—	—		$819,807

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the credit agreement is executed. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain fees received from issuers of the underlying loans, such as consent, amendment and upfront fees (collectively, “consent fees”) are generally recorded as a basis adjustment to the cost of loans held and accreted over the life of the loan. The cost of investments sold is determined by use of the specific identification method.

(c) Distributions to shareholders. Distributions to common shareholders from net investment income of the Fund, if any, are declared and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions to common shareholders of net realized gains, if any, are declared at least annually. Distributions to common shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Western Asset Corporate Loan Fund Inc. 2017 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

(d) Net asset value. The net asset value (“NAV”) of the Fund’s common stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to common stock by the total number of shares of common stock outstanding. For the purpose of determining the NAV per share of the common stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less the Fund’s liabilities.

(e) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(f) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(g) Senior loans. Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions (“Lenders”) represented in each case by one or more such Lenders acting as agent of the Lenders. On behalf of the Lenders, the agent will be primarily responsible for negotiating the loan agreement that establishes the relative terms and conditions of the Senior Loan and rights of the borrower and the Lenders. Also, an agent typically administers the terms of the loan agreement and is responsible for the monitoring of collateral and collection of principal and interest and fee payments from the borrower and the apportionment of these payments to the credit of all investors which are parties to the loan agreement. The Fund may act as one of the group of Lenders in a Senior Loan, and purchase assignments and participations in Senior Loans from third parties. Senior Loans are subject to credit risks, including the risk of nonpayment of scheduled interest or loan payments.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At March 31, 2017, the Fund had sufficient cash and/or securities to cover these commitments.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance

26	Western Asset Corporate Loan Fund Inc. 2017 Semi-Annual Report

with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $30,491 of Federal excise taxes attributable to calendar year 2016 in March 2017.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets plus assets attributable to Preferred Stock, if any, plus proceeds of any outstanding borrowings used for leverage.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund.

Effective December 1, 2012, LMPFA agreed to a waiver in the amount of 0.05% of the investment advisory fee that is paid to it by the Fund. The waiver will extend through November 30, 2017.

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

During the six months ended March 31, 2017, fees waived and/or expenses reimbursed amounted to $41,880.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

Western Asset Corporate Loan Fund Inc. 2017 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

3. Investments

During the six months ended March 31, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$63,204,657
Sales	54,995,674

At March 31, 2017, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$4,583,902
Gross unrealized depreciation	(6,783,871)
Net unrealized depreciation	$(2,199,969)

4. Derivative instruments and hedging activities

During the six months ended March 31, 2017, the Fund did not invest in derivative instruments.

5. Loan

Effective February 9, 2017, the Fund has a revolving credit agreement with Toronto-Dominion Bank (“Credit Agreement”), which allows the Fund to borrow up to an aggregate amount of $60,000,000. The Credit Agreement terminates on December 13, 2019. The Fund pays a commitment fee on the unutilized portion of the loan commitment amount at an annual rate of 0.25%, except that the commitment fee is 0.15% in the event that the aggregate outstanding principal balance of the loan is equal to or greater than 75% of $60,000,000. The interest on the loan is calculated at a variable rate based on LIBOR plus any applicable margin. Securities held by the Fund are subject to a lien, granted to Toronto-Dominion Bank, to the extent of the borrowing outstanding and any additional expenses. The Fund’s Credit Agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Credit Agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to this loan for the period ended March 31, 2017 was $109,189. For the period ended March 31, 2017, the Fund incurred commitment fees of $1,362. For the period ended March 31, 2017, based on the number of days during the reporting period that the Fund had an outstanding balance under the Credit Agreement, the Fund had an average daily loan balance outstanding of $53,460,000 and the weighted average interest rate was 1.49%. At March 31, 2017, the Fund had $55,500,000 of borrowings outstanding per this Credit Agreement.

Prior to February 9, 2017, the Fund had a revolving credit agreement with State Street Bank and Trust Company (“Prior Credit Agreement”), which allowed the Fund to borrow up to an aggregate amount of $65,000,000 and renewed daily for a 270-day term unless notice to the contrary was given to the Fund. The Prior Credit Agreement terminated on February 9, 2017. The Fund paid a commitment fee on the unutilized portion of the loan commitment

28	Western Asset Corporate Loan Fund Inc. 2017 Semi-Annual Report

amount at an annual rate of 0.25%, except that the commitment fee was 0.15% in the event that the aggregate outstanding principal balance of the loan was equal to or greater than 75% of $65,000,000. The interest on the loan was calculated at a variable rate based on LIBOR, Fed Funds or Prime Rates plus any applicable margin. Securities held by the Fund were subject to a lien, granted to State Street Bank and Trust Company, to the extent of the borrowing outstanding and any additional expenses. The Fund’s Prior Credit Agreement contained customary covenants that, among other things, may have limited the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Prior Credit Agreement may have been subject to early termination under certain conditions and may have contained other provisions that could have limited the Fund’s ability to utilize borrowing under the agreement. Interest expense related to this loan for the period ended February 9, 2017 was $274,390. For the period ended February 9, 2017, the Fund incurred commitment fees of $8,921. For the period ended February 9, 2017, based on the number of days during the reporting period that the Fund had an outstanding balance under the Prior Credit Agreement, the Fund had an average daily loan balance outstanding of $50,909,091 and the weighted average interest rate was 1.49%.

6. Distributions subsequent to March 31, 2017

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
03/24/2017	04/03/2017	$0.0725
04/21/2017	05/01/2017	$0.0725
05/19/2017	06/01/2017	$0.0725
6/23/2017	07/03/2017	$0.0675
7/21/2017	08/01/2017	$0.0675
8/25/2017	09/01/2017	$0.0675

7. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the six months ended March 31, 2017, the Fund did not repurchase any shares.

Western Asset Corporate Loan Fund Inc. 2017 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

8. Capital loss carryforward

As of September 30, 2016, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
9/30/2017	$(5,556,328)
9/30/2018	(12,566,104)
$(18,122,432)

These amounts will be available to offset any future taxable capital gains, except that under applicable tax rules, deferred capital losses of $8,498,667, which have no expiration date, must be used first to offset any such gains.

9. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

30	Western Asset Corporate Loan Fund Inc. 2017 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Corporate Loan Fund Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) with the Manager’s affiliate, Western Asset Management Company (“Western Asset”). At a meeting (the “Contract Renewal Meeting”) held in-person on November 9 and 10, 2016, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreement for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreement, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and Western Asset, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreement encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the services rendered by the Manager and Western Asset to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Boards of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and Western Asset.

At a meeting held by conference call on November 2, 2016, the Independent Directors in preparation for the Contract Renewal Meeting met in a private session with their independent counsel to review Contract Renewal Information in respect of the Legg Mason Closed-end Funds, including the Fund, received to date. No representatives of the Manager or Western Asset participated in this meeting. The discussion below reflects all of these reviews.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and Western Asset provides the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreement. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by Western Asset.

Western Asset Corporate Loan Fund Inc.	31

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Board approval of management agreement and sub-advisory agreement

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreement, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and the sub-advisory agreement

The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager and Western Asset under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement (the “Delegation Provision”), the Manager, prior to December 1, 2012, did not provide day-to-day portfolio management services to the Fund but rather delegated such responsibilities to Citigroup Alternative Investments LLC (“CAI”), an indirect wholly owned subsidiary of Citigroup, Inc. (“Citigroup”) pursuant to a separate sub-advisory agreement (the “CAI Sub-Advisory Agreement”) with the Manager. The CAI Sub-Advisory Agreement expired on November 30, 2012.

The Manager, acting pursuant to its discretionary authority under the Management Agreement, assumed responsibility for day-to-day management of the Fund’s investment portfolio on December 1, 2012 (the “Manager Assumption Date”). The Manager implemented a Management Fee waiver (the “Management Fee Waiver”) of 0.05% for one year, until November 30, 2014, as a result of the elimination of CAI’s fees under the CAI Sub-Advisory Agreement, which were paid by the Manager. Since its implementation, the Management Fee Waiver has been extended by the Manager each year for an additional one-year period and currently is scheduled to expire on November 30, 2017.

At an in-person meeting held on February 10 and 11, 2016, the Manager presented a proposal to the Board to delegate, pursuant to the Delegation Provision, certain of its responsibilities under the Management Agreement, including its responsibility for day-to-day management of the Fund’s investment portfolio, to Western Asset (the “Western Asset Delegation”). The Manager recalled that beginning on the Manager Assumption Date, the Fund was managed on a day-to-day basis by a portfolio team (“portfolio management team”), which was comprised of individuals who were employees of the Manager and also employees of Western Asset. The Manager assured the Board, among other things, that the same individuals would continue to manage the Fund’s investment portfolio following the proposed Western Asset Delegation although they would do so solely as employees of Western Asset. The Manager also advised the Board that it would continue to provide management and administrative services pursuant to the Management Agreement following the proposed Western Asset Delegation and, as required by the Management Agreement, would be responsible for supervising

32	Western Asset Corporate Loan Fund Inc.

Western Asset’s investment sub-advisory services. The Board was advised that the Manager, not the Fund, would be responsible for fees payable to Western Asset and that the Western Asset Delegation consequently would not increase fees payable by the Fund. Based upon the information and assurances provided by the Manager regarding the Western Asset Delegation and advice from counsel to the Fund that the Western Asset Delegation was permissible under the 1940 Act and did not require shareholder approval, the Board approved the Western Asset Delegation and the Sub-Advisory Agreement became effective April 1, 2016.

At the Contract Renewal Meeting, the Board reviewed the responsibilities of the Manager and Western Asset under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by Western Asset and others. As discussed above, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement between the Manager and Western Asset.

The Board also reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team. The Board considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset, and their affiliates and the financial resources available to the corporate parent of the Manager and Western Asset, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreement, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and Western Asset.

The Board concluded that, overall, the nature, extent, and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement have been satisfactory under the circumstances.

Fund performance

The Board received and considered information regarding Fund performance, including information and analyses (the “Broadridge Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all leveraged closed-end loan participation funds, as classified by Broadridge, regardless of asset size. The Performance Universe consisted of at least

Western Asset Corporate Loan Fund Inc.	33

Board approval of management and subadvisory agreements (unaudited) (cont’d)

twenty-two funds, including the Fund, for each of the 1-, 3-, 5- and 10-year periods ended June 30, 2016. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Broadridge.

The Broadridge Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance was ranked in the fifth quintile of the funds in the Performance Universe for the 1-year period ended June 30, 2016. In these performance rankings, the first quintile represents funds with the best performance among the funds in the Performance Universe and the fifth quintile represents funds with poorest performance among the funds in the Performance Universe. The Fund’s performance was ranked in the fifth quintile of the funds in the Performance Universe for the 1-year period ended June 30, 2016; was ranked in the third quintile for the 3-year period ended such date; was ranked in the fourth quintile of the funds in the Performance Universe for the 5-year period ended such date; and was ranked in the second quintile for the 10-year period ended such date. The Fund’s performance for each of the 1-, 3- and 5-year periods ended June 30, 2016 was worse than the Performance Universe median, but its performance was better than the Performance Universe median for the 10- year period ended such date. In addition to the Fund’s performance relative to the Performance Universe, the Board considered the Fund’s performance in absolute terms and the Fund’s performance relative to its benchmark for each of the 1-, 3- and 5-year periods ended June 30, 2016. On a net asset value basis, the Fund underperformed its benchmark for the 1-year period but outperformed its benchmark for each of the 3- and 5-year periods. The Board noted that the portfolio management team assumed responsibility for management of the Fund’s investment portfolio from CAI only on the Manager Assumption Date. The Board did not give significant weight to the Broadridge Performance Information or other performance information presented at the Contract Renewal Meeting for the 3-, 5- and 10-year periods ended June 30, 2016 since the results were achieved largely by CAI.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreement for an additional one-year period would be consistent with the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fee (the “Sub-Advisory Fee”) payable to Western Asset under the Sub-Advisory Agreement in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and Western Asset. The Board noted that the Sub-Advisory Fee payable to Western Asset under the Sub-Advisory Agreement is paid by the Manager, not the Fund, and accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

34	Western Asset Corporate Loan Fund Inc.

Additionally, the Board received and considered information and analyses prepared by Broadridge (the “Broadridge Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Broadridge. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund and eight other leveraged closed-end loan participation funds, as classified by Broadridge. The nine funds in the Expense Group had average net common share assets ranging from the Fund’s $121.8 million to $372.7 million.

The Broadridge Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group, showed, among other things, that the Management Fee was ranked third among the funds in the Expense Group when compared on a contractual basis (first being lowest and, therefore, best in these expense component rankings). The Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Group funds) was ranked first among the funds in the Expense Group whether compared on the basis of common share assets only or on the basis of common share and leveraged assets. The Broadridge Expense Information further showed that the Fund’s actual total expenses ranked fourth among the Expense Group funds when compared on the basis of common share assets only or on the basis of common share and leveraged assets. Each of the Fund’s expense components was better (i.e., lower) than the Expense Group median for that expense component. The Board noted that the expense component comparisons reflected the impact of the Management Fee Waiver, which currently is scheduled to expire on November 30, 2017. The Board also noted that the small number of funds in the Expense Group made meaningful expense comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the

Western Asset Corporate Loan Fund Inc.	35

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Legg Mason Open-end Funds. The Manager, in response to an inquiry from the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fee were reasonable in light of the nature, extent, and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2016 and March 31, 2015. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager had declined by 3 percent during the period covered by the analysis and remained at a level that the Board did not consider to be excessive in light of judicial guidance and the nature, extent and overall quality of the investment advisory and other services provided to the Fund. The Board considered that the Management Fee Waiver is scheduled to expire in November 2017 and that the expiration could increase the Manager’s profitability from its relationship with the Fund, but noted that it would have the ability to monitor any future increases in profitability on an annual basis.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and Western Asset

The Board considered other benefits received by the Manager, Western Asset, and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *  *

In light of all of the foregoing and other relevant factors, the Board determined, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory

36	Western Asset Corporate Loan Fund Inc.

Agreement would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreement, and each Board member may have attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreement as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Western Asset were present.

Western Asset Corporate Loan Fund Inc.	37

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Corporate Loan Fund Inc. was held on January 27, 2017, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Daniel P. Cronin	8,667,356	274,462
Leslie H. Gelb	8,632,905	308,913
Eileen A. Kamerick	8,655,268	286,550

At March 31, 2017, in addition to Daniel P. Cronin, Leslie H. Gelb and Eileen A. Kamerick, the other Directors of the Fund were as follows:

Robert D. Agdern

Carol L. Colman

Paolo M. Cucchi

William R. Hutchinson

Riordan Roett

Jane Trust

38	Western Asset Corporate Loan Fund Inc.

Dividend reinvestment plan (unaudited)

Pursuant to the Dividend Reinvestment Plan (the “Plan”), shareholders whose common stock (“Common Stock”) is registered in their own names will be deemed to have elected to have all distributions, including return of capital distributions, reinvested automatically in additional Common Stock of the Fund by Computershare Inc. (“Computershare”), as agent under the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by Computershare, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, which hold Common Stock for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares of Common Stock registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Unless the Board of Directors of the Fund declares a dividend or capital gains distribution payable only in cash, non-participants in the Plan will receive cash and participants in the Plan will receive shares of Common Stock of the Fund, to be issued by the Fund or purchased by the Plan Agent in the open market as outlined below. Whenever the market price per share of Common Stock is equal to or exceeds the net asset value per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment date for the dividend or distribution), participants will be issued new shares of Common Stock at a price per share equal to the greater of: (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date. Except as noted below, the valuation date generally will be the dividend or distribution payment date. If net asset value exceeds the market price of the Fund’s shares of Common Stock as of the determination date, the Plan Agent will, as agent for the participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts as soon as practicable commencing on the trading day following the determination date and generally terminating no later than 30 days after the dividend or distribution payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares of Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the permissible purchase period or if the market discount shifts to a market premium during such purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares of Common Stock (in which case the valuation date

Western Asset Corporate Loan Fund Inc.	39

Dividend reinvestment plan (unaudited) (cont’d)

will be the date such shares are issued) at a price per share equal to the greater of (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date.

A shareholder may elect to withdraw from the Plan at any time upon written notice to the Plan Agent or by calling the Plan Agent at 1-888-888-0151. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares of Common Stock credited to his or her account under the Plan will be issued and a cash payment will be made for any fractional shares credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective after the investment of the then current dividend or distribution. If a withdrawing shareholder requests the Plan Agent to sell the shareholder’s shares upon withdrawal from participation in the Plan, the withdrawing shareholder will be required to pay a $5.00 fee plus brokerage commissions.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder’s proxy will include those shares of Common Stock purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent’s fee for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes thereto may be desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid: (i) subsequent to notice of the change sent to all participants at least 30 days before the record date for such dividend or distribution or (ii) otherwise in accordance with the terms of the Plan. The Plan also may be amended or terminated by the Plan Agent, with the Board of Directors’ prior written consent, on at least 30 days’ prior written notice to all participants. All correspondence concerning the Plan should be directed by mail to Computershare Inc., 211 Quality Circle, Suite 210, College Station, TX 77845-4470 or by telephone at 1-888-888-0151.

*  *  *

40	Western Asset Corporate Loan Fund Inc.

On December 15, 2016, the Fund announced that the Board of Directors has authorized changes to the Fund’s Dividend Reinvestment Plan (the “Plan”) with respect to dividend reinvestment determinations and transaction fees for Plan participants selling their shares. A copy of the revised Plan is included below.

Effective July 1, 2017, the Fund will use the dividend payment date to determine if new shares are issued or shares are purchased in the open market for Plan participants reinvesting their distributions. If on the payment date the closing market price (plus $0.03 per share commission) is at or above the net asset value (“NAV”), the Fund will issue new shares of common stock. Newly issued shares of common stock will be issued at a price equal to the greater of (a) the NAV per share on the date prior to issuance or (b) 95% of the closing market price per share. If the closing market price (plus $0.03 per share commission) is lower than the NAV per share on the payment date, the Plan Agent will receive the distribution in cash and purchase common stock in the open market. Fees paid by Plan participants to sell Fund shares will not change, with Plan participants paying a $5.00 transaction fee plus a $0.05 per share commission upon a sale of shares held pursuant to the Plan.

Revised dividend reinvestment plan:

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable

Western Asset Corporate Loan Fund Inc.	41

Dividend reinvestment plan (unaudited) (cont’d)

provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases. the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 211 Quality Circle. Suite 210. College Station, TX 77845-4470 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination. you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 211 Quality Circle, Suite 210. College Station, TX 77845-4470 or by calling the Plan Agent at 1-888-888-0151.

42	Western Asset Corporate Loan Fund Inc.

Western Asset

Corporate Loan Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Todd F. Kuehl*

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Effective May 11, 2017, Mr. Kuehl became Chief Compliance Officer.

Western Asset Corporate Loan Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

Computershare Inc.

211 Quality Circle, Suite 210

College Station, TX 77845-4470

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017-3909

New York Stock Exchange Symbol

TLI

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Corporate Loan Fund Inc.

Western Asset Corporate Loan Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Corporate Loan Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

211 Quality Circle, Suite 210

College Station, TX 77845-4470

FD01642 5/17 SR17-3057

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Corporate Loan Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	May 30, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	May 30, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	May 30, 2017